Vessel Held For Sale	6 Months Ended
Jun. 30, 2016
Vessel Held for Sale [Abstract]
Vessels Held for Sale
NOTE 5 - VESSEL HELD FOR SALE
During June 2016, Navios Partners entered into a Memorandum of Agreement with an unrelated third party, for the disposal of the vessel MSC Cristina. The vessel is subject to an existing time charter and management has committed to a plan to sell the vessel to the current charterer within the next twelve months.
As of June 30, 2016, the vessel has been classified as held for sale as the relevant criteria for the classification were met and, therefore, it is presented in the condensed consolidated balance sheets at its fair value less cost to sell totaling $125,000. An impairment loss of $17,193 for the vessel held for sale, is included under "Impairment loss" in the condensed consolidated Statements of Operations. Proceeds from the sale of the vessel will be used to fully repay the outstanding amount of the April 2015 Credit Facility and the June 2016 Credit Facility.